Your Fund's Objective:

The Franklin Gold Fund seeks capital appreciation with current income by investing primarily in securities of companies engaged in mining, processing or dealing in gold or other precious metals.

                                                                 March 17, 1997

Dear Shareholder:

This report of the Franklin Gold Fund covers the six-month period ended January 31, 1997. After reaching a four-year peak in February 1996, the price of gold began a sustained downturn that continued throughout the reporting period. Between July 31, 1996 and January 31, 1997, it fell from $387.05 per ounce to $344.35, its lowest level in nearly three years. Within this environment, the fund's Class I shares produced a total return of -7.81%, as discussed in the Performance Summary on page 5.

As you know, gold is frequently purchased by investors as a hedge against inflation. However, lack of inflationary growth of the U.S. economy during the reporting period discouraged this practice, and gold prices fell. The gold market was also adversely impacted by sales of gold from several sources. For example, European central banks sold stockpiled gold, as their governments tried to meet requirements for joining the European Monetary Union. Mining companies sold gold that won't actually be mined or delivered until a specified future date (forward sales), and foreigners took advantage of the strong U.S. dollar to sell gold at high prices when measured in their local currencies. Short-selling by speculators applied still further downward pressure to the market.

Realizing that these conditions may prove to be temporary, we maintained our large positions in major North American producers such as Barrick Gold Corp., Newmont Mining Corp., and Placer Dome Inc. We believe these securities offer opportunities for long-term capital appreciation because of the companies' large gold ore reserves, steady rates of production, low operating costs, and top-quality management. We initiated positions in Getchell Gold, a low-cost producer in Nevada; Orogen Minerals, a diversified mining and energy company with significant assets in Papua New Guinea; and Equinox and Helix, two small Australian exploration companies. In our opinion, these companies have strong exploration and mining potential.




GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Looking forward, we remain optimistic about the long-term historical role for gold. While there is a risk that the factors depressing gold prices in 1996 could continue in 1997, we feel that much of this risk may already be reflected in the price of gold at the end of the reporting period. And if demand for gold continues to exceed newly mined supply, as it has for the past several years, any decrease in sales by central banks, producer forward-sales, or speculative short-selling should allow market fundamentals to support a gradual price increase. A return to an inflationary environment could also renew investor interest. Given this outlook, we will maintain our emphasis on those mining companies we feel are capable of increasing reserves, production, cash flow, and earnings over the long term.


  Franklin Gold Fund
  Top 10 Holdings on 1/31/97
  As a Percentage of Total Net Assets

                                           % of Total
  Company, Country                         Net Assets

  Barrick Gold Corp.                          10.2%
  Canada

  Newmont Mining Corp.                         7.0%
  U.S.

  Placer Dome Inc.                             5.7%
  Canada

  DeBeers Consolidated Mines Ltd., ADR         5.2%
  South Africa

  Santa Fe Pacific Gold Corp.                  5.1%
  U.S.

  Freeport-McMoRan Copper & Gold Inc.          3.6%
  U.S.

  TVX Gold Inc.                                3.4%
  Canada

  Rustenburg Platinum Holdings Ltd., ADR       3.3%
  South Africa

  Franco-Nevada Mining Corp. Ltd.              3.1%
  Canada

  Teck Corp., Class B                          2.5%
  Canada

For a complete list of portfolio holdings, please see page 9 of this report.


This discussion reflects the strategies we employed for the fund during the six-month period, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

We believe the fund has a useful place in a diversified investment portfolio as potential protec-tion against economic uncertainty and inflation.

As discussed in the prospectus, however, it is subject to special risks, including those related to fluctuations in the price of gold and other precious metals, and the currency fluctuation and political uncertainty associated with foreign investing and developing markets.

We appreciate your participation in the Franklin Gold Fund and welcome any comments or suggestions you may have.

Sincerely,



Charles B. Johnson
Chairman
Franklin Gold Fund

--------------------------------------------------------------------------------
                           -- Celebrating 50 Years --
This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.
--------------------------------------------------------------------------------

Performance Summary

Class I

The Franklin Gold Fund - Class I reported a total return of -7.81% for the six-month period, and -16.72% for the one-year period ended January 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the chart on page 6, the fund's shares provided a cumulative total return of +83.28% and an average annual total return of +5.75% over the 10-year period ended January 31, 1997.

As measured by net asset value, the price of the fund's shares decreased by $1.96, from $14.65 on July 31, 1996, to $12.69 on January 31, 1997. During the
reporting period, shareholders received distributions of 2.5 cents ($0.025) per share in income dividends and 82.3 cents ($0.823) in long-term capital gains. Of course, past performance cannot guarantee future results, and distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities in the portfolio.


Franklin Gold Fund

Class I
Periods ended 1/31/97

                                                                                Since
                                                                              Inception
                                            One-Year   Five-Year   Ten-Year   (5/19/69)
---------------------------------------------------------------------------------------
Cumulative Total Return1..............       -16.72%     25.14%      83.28%    272.28%

Average Annual Total Return2..........       -20.48%      3.62%       5.75%      4.68%

Value of $10,000 Investment3..........       $7,952     $11,948     $17,496    $35,551

---------------------------------------------------------------------------------------
                                   1/31/93   1/31/94    1/31/95     1/31/96    1/31/97
One-Year Total Return4...........  -20.33%    69.94%    -17.50%      34.53%    -16.72%
---------------------------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.5% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge. See Note below.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the sales charge.

Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return figures assume reinvestment of dividends and capital gains at net asset value and take into account the effect of the 12b-1 plan from the date of its implementation. Past expense limitations increased the fund's total returns. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


Performance Summary

Class II

The Franklin Gold Fund - Class II reported a total return of -8.08% for the six-month period, and -17.29% for the one-year period ended January 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner.

As measured by net asset value, the price of the fund's shares decreased by $1.99, from $14.60 on July 31, 1996, to $12.61 on January 31, 1997. During the
reporting period, shareholders received distributions of 1.9 cents ($0.019) per share in income dividends and 82.3 cents ($0.823) in long-term capital gains. Of course, past performance cannot guarantee future results, and distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities in the portfolio.


Franklin Gold Fund

Class II
Periods ended 1/31/97
                                          Since
                                        Inception
                            One-Year     (5/1/95)
-------------------------------------------------

Cumulative
Total Return1...........     -17.29%     -6.00%

Average Annual
Total Return2...........     -18.86%     -4.01%

Value of $10,000
Investment3.............     $8,114      $9,307
--------------------------------------------------


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charges. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.00% initial sales charge and 1.00% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charges. See Note below.

Note:   Investment  return  and  principal  value  will  fluctuate  with  market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


Performance Summary

Advisor Class

The Franklin Gold Fund - Advisor Class reported a total return of -3.20% for the one-month period beginning with inception on January 2, 1997 and ending January 31, 1997. Total return measures the change in value of an investment.

As measured by net asset value, the price of the fund's shares decreased by $0.42, from $13.12 on January 2, 1997, to $12.70 on January 31, 1997. Of course, past performance cannot guarantee future results.


Franklin Gold Fund

Advisor Class
Period ended 1/31/97
                                            Since
                                          Inception
                                           (1/2/97)
---------------------------------------------------

Aggregate Total Return1................     -3.20%

Value of $10,000 Investment2...........     $9,680
---------------------------------------------------

1. Aggregate total return represents the average annual change in value of an investment over the period indicated. See Note below.

2. These figures represent the value of a hypothetical $10,000 investment in the fund over the period indicated. See Note below.

Note:   Investment  return  and  principal  value  will  fluctuate  with  market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN GOLD FUND

Statement of Investments in Securities and Net Assets, January 31, 1997 (unaudited)

               Shares/                                                                                  Value
Country*      Warrants                                                                                (Note 1)
----------------------------------------------------------------------------------------------------------------
                             Common Stocks and Warrants  94.0%
                             Gold & Diversified Resources9.0%
    US           308,011     Freeport-McMoran Copper & Gold, Inc., Class A .....................     $ 8,431,801
    US           131,000     Freeport-McMoran Copper & Gold, Inc., Class B......................       3,766,250
    AU           720,000    aOrogen Minerals, Ltd. .............................................       1,603,392
    US            54,000  a,bOrogen Minerals, Ltd., ADR ........................................       1,202,542
    GB           468,401     RTZ Corp., Plc. ...................................................       6,829,753
    CA           382,100     Teck Corp., Class B ...............................................       8,593,527
                                                                                                    ------------
                                                                                                      30,427,265
                                                                                                    ------------
                             Long Life Gold Mines  50.8%
    US           666,300    bAshanti Goldfields Co., ADS .......................................       8,245,463
    US         1,282,249     Barrick Gold Corp. ................................................      34,460,442
    CA           583,600     Battle Mountain Canada, Inc. ......................................       3,833,631
    ZA           475,000     Beatrix Mines, Ltd.................................................       2,786,458
    PE           100,592     Compania de Minas Buenaventura, SA ................................         787,539
    PE           301,387     Compania de Minas Buenaventura, SA, Class C........................       2,065,481
    US           224,500  a,bCompania de Minas Buenaventura, SA, Sponsored ADR .................       3,563,938
    US           580,000     Driefontein Consolidated Mines, Ltd., ADR .........................       5,274,404
    US           433,401     Free State Consolidated Gold Mines, Ltd., ADR .....................       3,169,245
    CA           568,900    aGreenstone Resources, Ltd. ........................................       6,861,848
    US           431,117     Homestake Mining Co. ..............................................       6,089,528
    US           268,600     Kloof Gold Mining Co., Ltd., ADR ..................................       1,947,350
    AU         1,049,600    aLihir Gold, Ltd. ..................................................       1,753,042
    US           255,000     Newmont Gold Co. ..................................................      10,168,125
    US           341,604     Newmont Mining Corp. ..............................................      13,621,459
    US           938,820     Placer Dome, Inc. .................................................      19,128,458
    ZA           900,000     Randgold & Exploration ............................................       7,342,105
    US         1,127,363     Sante Fe Pacific Gold Corp. .......................................      17,333,206
    CA         1,497,000    aTVX Gold, Inc. ....................................................      11,611,542
    US         1,175,000     Vaal Reefs Exploration & Mining Co., Ltd., ADR ....................       7,857,813
    US           123,409     Western Areas Gold Mining, ADR  ...................................       1,326,107
    ZA           213,008     Western Areas Gold Mining Co. , Ltd. ..............................       2,288,902
                                                                                                    ------------
                                                                                                     171,516,086
                                                                                                    ------------
                             Medium Life Gold Mines  19.6%
    AU         3,483,000    aAcacia Resources, Ltd. ............................................       5,950,123
    CA           722,000    aCampbell Resources, Inc., warrants ................................         248,224
    US           678,000    aCanyon Resources Corp. ............................................       1,567,875
    CA           501,800    aDayton Mining Corp. ...............................................       2,793,468
    US           197,500     East Rand Gold & Uranium Co., Ltd., ADR ...........................         359,490
    CA           257,100     Euro-Nevada Mining Corp. ..........................................       6,822,286
                             Medium Life Gold Mines (cont.)
    CA            45,000    bEuro-Nevada Mining Corp., Legend Shares ...........................     $ 1,194,099
    CA           234,100     Franco-Nevada Mining Corp., Ltd. ..................................      10,078,159
    CA             7,500    bFranco-Nevada Mining Corp., Ltd., Legend Shares ...................         322,880
    CA           754,800    aGeomaque Explorations, Ltd.........................................       1,568,707
    US            55,500    aGetchell Gold .....................................................       2,011,875
    AU           648,400    aGreat Central Mines, Ltd. .........................................       1,552,734
    US           904,900     Hartebeestfontein Gold Mining Co., Ltd., ADR ......................       1,851,878
    AU         2,619,730    aLeo Shield Exploration ............................................       1,378,574
    AU           865,050     Newcrest Mining, Ltd. .............................................       3,311,840
    AU           133,750    aNiugini Mining, Ltd. ..............................................         300,913
    US           610,000    aNiugini Mining, Ltd., ADR .........................................       1,372,378
    AU         3,704,336    aNormandy Mining ...................................................       4,491,919
    CA           346,300    aPangea Goldfields, Inc. ...........................................       1,388,027
    AU         1,874,100     Plutonic Resources, Ltd. ..........................................       7,503,718
    AU         1,575,500     Sons of Gwalia, Ltd. ..............................................       8,050,403
    CA           409,200    aWilliam Resources, Inc., warrants .................................         391,811
    CA         1,622,800    aWilliam Resources, Inc. ...........................................       1,553,841
                                                                                                    ------------
                                                                                                      66,065,222
                                                                                                    ------------
                             Mining Finance Companies  6.2%
    US            65,000     Anglo American Corp. of South Africa, Ltd., Unsponsored ADR........       3,607,500
    US           559,200     DeBeers Consolidated Mines, Ltd., ADR .............................      17,405,100
                                                                                                    ------------
                                                                                                      21,012,600
                                                                                                    ------------
                             Platinum  5.4%
    US           267,800     Impala Platinum Holdings, Ltd., ADR ...............................       2,657,433
    US           833,970     Rustenburg Platinum Holdings, Ltd., ADR ...........................      11,201,885
    US           266,700  a,bStillwater Mining Co. .............................................       4,433,888
                                                                                                    ------------
                                                                                                      18,293,206
                                                                                                    ------------
                             Gold Exploration  3.0%
    CA           216,500    aBre-X Minerals, Ltd................................................       3,519,280
    CA            21,650    aBro-X Minerals, Ltd. ..............................................          31,336
    AU         2,470,000    aEquinox Resources, NL .............................................       1,582,343
    AU         1,590,000     Helix Resources, NL ...............................................       4,911,075
                                                                                                    ------------
                                                                                                      10,044,034
                                                                                                    ------------
                                   Total Common Stocks and Warrants (Cost $298,041,866) ........     317,358,413
                                                                                                    ------------


    US        $  980,000     Randgold & Exploration cvt, sub. notes, 9.66%, 01/23/02 ...........     $ 1,031,450
    CA           700,000     William Resources, Inc., cvt. sub. notes, 7.00%, 10/03/01 .........         550,752
                                                                                                    ------------
                                   Total Convertible Corporate Bonds (Cost $1,504,089) .........       1,582,202
                                                                                                    ------------
                                   Total Long Term Investments (Cost $283,580,821) .............     318,940,615
                                                                                                    ------------
                          c,dReceivables from Repurchase Agreements  5.3%
    US        17,796,721     Joint Repurchase Agreements, 5.496%, 02/03/97
                              (Maturity Value $17,914,367) (Cost $17,906,166)
                               Aubrey G. Lanston & Co., Inc., (Maturity Value $1,935,279)
                                Collateral: U.S. Treasury Bills, 06/05/97
                                            U.S. Treasury Notes, 5.125% - 9.125%, 04/30/97 - 05/15/99
                               B.T. Securities Corp., (Maturity Value $1,997,386)
                                Collateral: U.S. Treasury Notes, 6.00% - 7.125%, 12/31/97 - 10/15/98
                               Chase Securities, Inc., (Maturity Value $1,997,386)
                                Collateral: U.S. Treasury Notes, 5.25%, 12/31/97
                               Daiwa Securities America, Inc., (Maturity Value $1,997,386)
                                Collateral: U.S. Treasury Notes, 5.50% - 8.875%, 11/15/98 - 08/31/01
                               Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $1,997,386)
                                Collateral: U.S. Treasury Notes, 5.50% - 6.125%, 07/31/97 - 12/31/00
                               Greenwich Capital Markets, Inc., (Maturity Value $1,997,386)
                                Collateral: U.S. Treasury Notes, 6.00% - 7.75%, 08/31/97 - 12/31/99
                               SBC Warburg, Inc., (Maturity Value $1,997,386)
                                Collateral: U.S. Treasury Notes, 6.625%, 06/30/01
                               The Nikko Securities Co. International, Inc., (Maturity Value $1,997,386)
                                Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 07/15/99 - 06/30/01
                               UBS Securities L.L.C., (Maturity Value $1,997,386)
                                Collateral: U.S. Treasury Notes, 5.875% - 13.375%,
                                 06/30/98 - 08/15/01 .............................................    17,906,166
                                                                                                    ------------
                                       Total Investments ( Cost $301,486,987)  99.8% .............   336,846,781
                                       Other Assets and Liabilities, Net  0.2% ...................       840,461
                                                                                                    ------------
                                       Net Assets  100.0% ........................................  $337,687,242
                                                                                                    ============


                             At January 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $301,486,987 was as follows:
                               Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost ....................... $  76,845,627
                               Aggregate gross unrealized depreciation for all investments in which
                                there was an excess of tax cost over value .......................   (41,485,833)
                                                                                                    ------------
                               Net unrealized appreciation .....................................   $  35,359,794
                                                                                                    ============






COUNTRY LEGEND:
AU   - Australia
CA   - Canada
GB   - United Kingdom
PE   - Peru
US   - United States
ZA   - South Africa



*Securities traded in currency of country indicated and valued in U.S. dollars.

a Non-income producing.

bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.

cFace amount for repurchase agreements is for the underlying collateral

dSee Note 1(f) regarding Joint Repurchase Agreement.



                            The accompanying notes are an integral part of these financial statements.>>


FRANKLIN GOLD FUND

Financial Statements

Statement of Assets and Liabilities
January 31, 1997 (unaudited)

Assets:
 Investments in securities, at value (identified cost $283,580,821).............................    $318,940,615
 Receivables from repurchase agreements, at value and cost .....................................      17,906,166
 Cash ..........................................................................................          54,323
 Receivables:
  Dividends and interest .......................................................................         299,105
  Investment securities sold ...................................................................         191,519
  Capital shares sold ..........................................................................         800,676
 Other assets ..................................................................................          72,480
                                                                                                    ------------
      Total assets .............................................................................     338,264,884
                                                                                                    ------------
Liabilities:
 Payables:
  Capital shares repurchased ...................................................................         221,170
  Management fees ..............................................................................         147,461
  Distribution fees ............................................................................         209,011
                                                                                                    ------------
      Total liabilities ........................................................................         577,642
                                                                                                    ------------
Net assets, at value ...........................................................................    $337,687,242
                                                                                                    ============
Net assets consist of:
 Undistributed net investment income ...........................................................      $  306,593
 Net unrealized appreciation on investments and translation of assets
  and liabilities denominated in foreign currencies ............................................      35,359,423
 Accumulated net realized loss from investments  ...............................................      (6,275,236)
 Class I capital shares.........................................................................     287,308,488
 Class II capital shares........................................................................      20,840,780
 Advisor Class capital shares ..................................................................         147,194
                                                                                                    ------------
Net assets, at value ...........................................................................    $337,687,242
                                                                                                    ============
Class I Shares:
 Net assets, at value ..........................................................................    $319,816,203
                                                                                                    ============
 Shares outstanding ............................................................................      25,202,828
                                                                                                    ============
 Net asset value per share*.....................................................................          $12.69
                                                                                                    ============
Class II Shares:
 Net assets, at value ..........................................................................   $  17,725,894
                                                                                                    ============
 Shares outstanding ............................................................................       1,406,117
                                                                                                    ============
 Net asset value per share*.....................................................................          $12.61
                                                                                                    ============
Advisor Class Shares:
 Net assets, at value ..........................................................................        $145,145
                                                                                                    ============
 Shares outstanding ............................................................................          11,428
                                                                                                    ============
 Net asset value per share*.....................................................................          $12.70
                                                                                                    ============





*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN GOLD FUND

Financial Statements (cont.)

Statement of Operations
for the six months ended January 31, 1997 (unaudited)

Investment income:
 Dividends, net of foreign taxes withheld $140,001 .................................   $1,510,787
 Interest ..........................................................................      644,719
                                                                                     ------------

      Total income .................................................................                $  2,155,506
                                                                                                    ------------

Expenses:
 Management fees (Note 5) ..........................................................      942,653
 Distribution fees- Class I (Note 5) ...............................................      368,682
 Distribution fees- Class II (Note 5) ..............................................       75,958
 Shareholder servicing costs (Note 5) ..............................................      267,137
 Reports to shareholders ...........................................................      108,746
 Registration fees .................................................................       34,024
 Custodian fees.....................................................................        9,895
 Professional fees..................................................................       19,187
 Directors' fees and expenses ......................................................        9,173
 Other..............................................................................        5,359
                                                                                     ------------

      Total expenses ...............................................................                   1,840,814
                                                                                                    ------------

       Net investment income .......................................................                     314,692
                                                                                                    ------------

Realized and unrealized loss from investments and foreign currency:
 Net realized loss from:
  Investments.......................................................................                  (6,176,566)
  Foreign currency transactions ....................................................                     (33,021)
 Net unrealized depreciation on:
  Investments ......................................................................                 (22,773,848)
  Translation of assets and liabilities denominated in foreign currencies...........                        (638)
                                                                                                    ------------
Net realized and unrealized loss on investments and foreign currency................                 (28,984,073)
                                                                                                    ------------
Net decrease in net assets resulting from operations................................                $(28,669,381)
                                                                                                    ============



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN GOLD FUND

Financial Statements (cont.)

Statements of Changes in Net Assets
for the six months ended January 31, 1997 (unaudited) and the year ended July 31, 1996

                                                                                   Six Months Ended   Year Ended
                                                                                   January 31, 1997  July 31, 1996
                                                                                    --------------   --------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.........................................................      $  314,692    $   3,861,666
  Net realized gain (loss) from investments and foreign currency transactions...      (6,209,587)      41,757,308
  Net unrealized depreciation on investments and translation of assets and
   liabilities denominated in foreign currencies ...............................     (22,774,486)     (38,799,755)
                                                                                     -----------      -----------
      Net increase (decrease) in net assets resulting from operations ..........     (28,669,381)       6,819,219
Distributions to shareholders from undistributed net investment income:
 Class I .......................................................................        (612,513)      (3,188,716)
 Class II ......................................................................         (21,024)         (18,297)
Distributions to shareholders from undistributed net capital gain:
 Class I .......................................................................     (20,164,082)     (12,724,819)
 Class II ......................................................................        (911,252)        (144,240)
Increase (decrease) in net assets from capital share transactions (Note 3 ) ....      11,056,390       (8,804,235)
                                                                                     -----------      -----------
      Net decrease in net assets ...............................................     (39,321,862)     (18,061,088)
Net assets:
 Beginning of period ...........................................................     377,009,104      395,070,192
                                                                                     -----------      -----------
 End of period (including undistributed net investment income
  of $306,593 at 1/31/97 and $649,709 at 7/31/96)...............................    $337,687,242     $377,009,104
                                                                                     ===========      ===========



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN GOLD FUND

Notes to Financial Statements (unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Gold Fund (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation.

The Fund offers three classes of shares, Class I, Class II, and Advisor Class. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares began May 1, 1995, at which time all previously outstanding shares became Class I shares. Effective January 1, 1997, the Fund offers Advisor Class shares to certain qualified investors. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Directors (the Board). Securities for which market quotations are not available and are valued in accordance with procedures established by the Board.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange (Exchange). That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

b. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Net investment income and realized gains and losses differ for financial statements and tax purposes primarily due to tax basis mark to market of unrealized gains with respect to passive foreign investment company (PFIC) shares.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Foreign Currency Translation:

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends and interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

f. Repurchase Agreements:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest.

A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian bank. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At January 31, 1997, all outstanding repurchase agreements held by the Fund had been entered into on that date.

g. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At July 31, 1996, for tax purposes, the Fund had accumulated net realized gains of $21,067,360.

For income tax purposes, the aggregate cost of securities and unrealized appreciation are the same as for financial reporting purposes at January 31, 1997.


3. CAPITAL STOCK

At January 31, 1997, there were 100,000,000 shares of $.10 par value capital stock authorized of which 45,000,000 shares each were designated as Class I and Class II, respectively, and 10,000,000 shares as Advisor Class.


                                                             Six Months Ended                Year Ended
                                                             January 31, 1997               July 31, 1996
                                                         -------------------------     -----------------------
Class I Shares:                                           Shares        Amount          Shares        Amount
                                                         ---------    ------------     ---------    ----------

Shares sold ........................................    15,703,910   $ 218,386,841    25,634,973   $ 399,883,240
Shares issued in reinvestment of distributions .....     1,303,534      17,180,572       923,993      13,015,891
Shares redeemed ....................................   (16,652,349)   (231,739,272)  (27,721,440)   (432,416,613)
                                                         ---------    ------------    ----------    ------------
Net increase (decrease) ............................       355,095 $     3,828,141    (1,162,474) $  (19,517,482)
                                                         =========    ============    ==========    ============


                                                             Six Months Ended                Year Ended
                                                             January 31, 1997               July 31, 1996
                                                         -------------------------     -----------------------
Class II Shares:                                          Shares        Amount          Shares         Amount
                                                         ---------    ------------     ---------     ----------
Shares sold ........................................       680,081     $ 9,359,972       907,471     $14,300,321
Shares issued in reinvestment of distributions .....        56,785         744,453        10,276         144,486
Shares redeemed ....................................      (219,302)     (3,023,370)     (235,465)     (3,731,560)
                                                         ---------    ------------     ---------     -----------
Net increase .......................................       517,564     $ 7,081,055       682,282     $10,713,247
                                                         =========    ============     =========     ===========


                                                             Six Months Ended
                                                             January 31, 1997*
                                                          ----------------------
Allocator Class Shares:                                   Shares         Amount
                                                         ---------     ----------
Shares sold  .......................................        11,428       $147,194
                                                         ---------     ----------
Net increase .......................................        11,428       $147,194
                                                         =========     ==========

*Effective date of Advisor Class shares was January 1, 1997.


4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the period ended January 31, 1997, aggregated $36,601,394 and $46,704,573, respectively.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc., (Advisers) provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed monthly on the net assets of the Fund at the last day of the month as follows:


       Annualized Fee Rate   Month-End Net Assets
       -------------------   ---------------------------------------------------
           0.625%            First $100 million
           0.50%             Over $100 million, up to and including $250 million
           0.45%             Over $250 million


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

a. Management Agreement: (cont.)

Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Fund. The fee is paid by Advisers and computed monthly based on average daily net assets. It is not a separate expense of the Fund.

b. Shareholder Services Agreement:

Under the terms of a shareholder service agreement with Franklin/Templeton Investor Services, Inc., (Investor Services) the Fund pays costs on a per shareholder account basis. Shareholder servicing costs incurred by the Fund for the period ended January 31, 1997, aggregated $267,137.

c. Distribution Plans and Underwriting Agreement:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Fund reimburses Franklin/Templeton Distributors, Inc. (Distributors) in an amount up to a maximum of 0.25% per annum for Class I and 1.00% per annum for Class II of the average daily net assets of such class for costs incurred in the promotion, offering and marketing of the Fund's shares. The Plans do not permit nor require payments of excess costs after termination.

In its capacity as underwriter for the shares of the Fund, Distributors receives commissions on sales of the Fund's capital stock. Commissions are deducted from the gross proceeds received from the sale of the capital stock of the Fund, and as such are not expenses of the Fund. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Fund's shares. Commissions received by Distributors and the amounts paid to other dealers, and any applicable contingent deferred sales charges for the period ended January 31, 1997, were as follows:

                                                            Class I     Class II
                                                           ---------    --------
           Total commissions received..................     $548,323     $79,855
           Paid to other dealers.......................      607,725     152,835
           Contingent deferred sales charges...........           --     $10,252


d. Other Affiliates and Related Party Transactions:

Certain officers and directors of the Fund are also officers and/or directors of Distributors, Advisers, FT Services, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc.


6. FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period are as follows:

                                              Six Months
                                               Ended
                                              January 31,                    Period  Ended July 31,
                                              -----------  -----------------------------------------------------------------
Class I Shares:                                  1997        1996          1995          1994          1993          1992
                                              -----------  --------      --------      --------      --------      --------
Per Share Operating Performance
Net asset value at beginning of period.....     $14.65      $15.07       $14.88         $15.63        $11.50        $12.71
                                               --------    --------      --------      --------      --------      --------
Net investment income......................        .01         .21          .18            .19           .21           .35
Net realized and unrealized
 gain on securities........................      (1.122)       .011         .275          (.746)        4.147        (1.191)
                                               --------    --------      --------      --------      --------      --------
Total from investment operations...........      (1.112)       .221         .455          (.556)        4.357         (.841)
                                               --------    --------      --------      --------      --------      --------
Less distributions:
 From net investment income................       (.025)      (.126)       (.203)         (.194)        (.227)        (.369)
 From capital gains........................       (.823)      (.515)         --             --            --            --
 In excess of net investment income........         --          --         (.062)           --            --            --
                                               --------    --------      --------      --------      --------      --------
Total distributions........................       (.848)      (.641)       (.265)         (.194)        (.227)        (.369)
                                               --------    --------      --------      --------      --------      --------
Net asset value at end of period...........     $12.69      $14.65       $15.07         $14.88        $15.63        $11.50
                                               ========    ========      ========      ========      ========      ========

Total Return*..............................      (7.81)%      1.65%        3.14%         (3.52)%       38.56%        (6.87)%

Ratios/Supplemental Data
Net assets at end of period (in 000's).....    $319,816    $364,032     $391,966       $418,698      $394,704      $257,888
Ratio of expenses to average net assets ...        .97%        .95%         .95%           .81%          .62%++        .31%++
Ratio of net income to average net assets..        .20%        .99%        1.20%          1.30%         1.89%         2.99%
Portfolio turnover rate....................      11.22%      28.74%        6.36%          1.46%         1.62%         0.26%
Average commission rate**..................       0.0145       .0308         --             --            --            --


6. FINANCIAL HIGHLIGHTS (cont.)
                                                          Six Months
                                                            Ended
Class II Shares:                                       January 31, 1997      1996        1995+***
                                                         ------------      --------    --------

Per Share Operating Performance
Net asset value at beginning of period............         $14.61           $15.05      $15.02
                                                         ------------      --------    --------
Net investment income.............................           (.04)             .12         .12
Net realized and unrealized gain on securities....          (1.118)           (.015)       .092
                                                         ------------      --------    --------
Total from investment operations..................          (1.158)            .105        .212
                                                         ------------      --------    --------
Less distributions:
 From net investment income.......................           (.019)           (.030)      (.120)
 From capital gains...............................           (.823)           (.515)      (.062)
                                                      -----------          --------    --------
Total distributions...............................           (.842)           (.545)      (.182)
                                                      -----------          --------    --------
Net asset value at end of period..................         $12.61           $14.61+++   $15.05
                                                      ===========          ========    ========

Total Return*.....................................          (8.08)%            .81%       1.45%
Ratios/Supplemental Data
Net assets at end of period (in 000's)............        $17,726          $12,977      $3,104
Ratio of expenses to average net assets...........           1.77%            1.74%       1.73%++
Ratio of net income to average net assets.........          (0.59%)            .16%        .33%++

Portfolio turnover rate...........................          11.22%           28.74%       6.36%
Average commission rate**.........................           0.0145            .0308        --


6. FINANCIAL HIGHLIGHTS (cont.)

Advisor Class Shares:                                   1997++++
                                                      -----------
Per Share Operating Performance
Net asset value at beginning of period............      $13.12
                                                      -----------
Net investment income.............................          --
Net realized and unrealized gain on securities....        (.420)
                                                      -----------

Total from investment operations..................        (.420)
                                                      -----------
Less distributions:
 From net investment income.......................          --
 From capital gains...............................          --
                                                      -----------
Total distributions...............................          --
                                                      -----------
Net asset value at end of period..................      $12.70
                                                      ===========


Total Return*.....................................       (3.20%)
Ratios/Supplemental Data
Net assets at end of period (in 000's)............       $145
Ratio of expenses to average net assets...........        0.75%++
Ratio of net income to average net assets.........       (0.02%)++
Portfolio turnover rate...........................       11.22%
Average commission rate**.........................        0.0145


*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or deferred contingent sales charge. Prior to May 1, 1994, dividends were reinvested at maximum offering price, and capital gains at net asset value. Effective May 1, 1994, the sales charge on reinvested dividends was eliminated.

**Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.

***Per share amounts have been calculated using the daily average shares outstanding during the period.

+For the period May 1, 1995 (effective date) to July 31, 1995.

++Annualized

+++The Net Asset Value differs from the Net Asset Value used to process shareholder activity as of the reporting date, which does not include market adjustment for portfolio trades made on that date. These adjustments are generally accounted for on the day following the trade date.

++During the years indicated, Advisers, agreed in advance to waive a portion of management fees incurred by the Fund. Had such action not been taken, the ratios of operating expenses to average net assets for the years ended July 31, 1993 and 1992 would have been .75% and .77%, respectively.

++++For the period January 1, 1997 (effective date) to January 31, 1997.








Franklin Gold Fund Semi-Annual Report January 31, 1997.


APPENDIX

DESCRIPTION OF GRAPHIC  MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This chart shows in pie format the geographic distribution of the portfolio, based on total net assets on January 31, 1997.

Geographic Distribution on 1/31/97
Canada                       32.9%
United States                21.1%
South Africa                 20.8%
Australia                    13.3%
Other                         6.4%
Short-Term Obligations
 & Other Net Assets           5.5%